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                                                                    Exhibit 99.1

                            CONSENT OF DENNIS ERANI

     I consent to references to me as a Director-Nominee in the Registration Statement (Form S-1) and the related Prospectus of QK Healthcare, Inc. for the registration of _________ shares of its Common Stock.

                                             By: /s/ Dennis Erani
                                                _________________
                                                Dennis Erani

October 12, 1999